Exhibit 99.1

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS DECEMBER TRAFFIC
     TEMPE, Ariz., Jan. 4, 2007 — US Airways Group, Inc. (NYSE: LCC) today reported December, fourth quarter and year ending traffic results for 2006. For America West operated flights, revenue passenger miles (RPMs) for the month were 1.9 billion, down 2.6 percent from December 2005. Capacity was 2.5 billion available seat miles (ASMs), down 3.4 percent from December 2005. The passenger load factor for December was 77.1 percent versus 76.5 percent in December 2005.
     For US Airways mainline operated flights, RPMs for December 2006 were 3.0 billion, an increase of 13.7 percent from December 2005. Capacity was 4.0 billion ASMs, up 6.8 percent from December 2005. The passenger load factor for the month of December was 75.2 percent versus 70.7 percent in December 2005.
     “Demand for US Airways service continued to be strong during December, and our 35,000 employees did a fantastic job of taking care of our customers during the busy holiday travel season by safely transporting more than five million passengers during the month. We also posted continued strong revenue improvements with passenger revenue per available seat mile (PRASM) estimated to be up over five percent on a year-over-year basis for December,” said US Airways President Scott Kirby.
     Until US Airways operates under one certificate, data for America West and US Airways operated flights will continue to be reported separately. Additionally, US Airways Express consisting of PSA Airlines and Piedmont Airlines will continue to report separate data. US Airways Group, Inc., consisting of America West, US Airways mainline and US Airways Express, combined operational information will also be reported.
     The following summarizes US Airways Group, Inc., America West, US Airways mainline and US Airways Express December, fourth quarter and year ending results for 2006 and 2005:

Combined US Airways Group

	2006	2005	% Change

REVENUE PSGR MILES (000)	5,093,379	4,859,358	4.8
Domestic	4,293,752	4,111,144	4.4
International	799,627	748,214	6.9

AVAILABLE SEAT MILES (000)	6,752,129	6,725,771	0.4
Domestic	5,678,969	5,677,982	0.0
International	1,073,160	1,047,789	2.4

LOAD FACTOR (%)	75.4	72.2	3.2	PTS
ENPLANEMENTS	5,331,114	5,195,707	2.6

QUARTER ENDING	2006	2005	% Change

REVENUE PSGR MILES (000)	15,226,855	14,985,406	1.6
Domestic	12,857,262	12,647,714	1.7
International	2,369,593	2,337,692	1.4

AVAILABLE SEAT MILES (000)	19,867,079	20,213,410	-1.7
Domestic	16,701,910	17,093,623	-2.3
International	3,165,169	3,119,787	1.5

LOAD FACTOR (%)	76.6	74.1	2.5	PTS
ENPLANEMENTS	16,197,147	16,249,009	-0.3

YEAR ENDING	2006	2005	% Change

REVENUE PSGR MILES (000)	63,368,467	66,654,177	-4.9
Domestic	52,346,770	55,372,211	-5.5
International	11,021,697	11,281,966	-2.3

AVAILABLE SEAT MILES (000)	80,928,224	87,564,852	-7.6
Domestic	66,543,528	73,080,655	-8.9
International	14,384,696	14,484,197	-0.7

LOAD FACTOR (%)	78.3	76.1	2.2	PTS
ENPLANEMENTS	66,099,931	71,580,012	-7.7

America West

	2006	2005	% Change

REVENUE PSGR MILES (000)	1,910,850	1,962,056	-2.6
Domestic	1,834,503	1,894,045	-3.1
International	76,347	68,011	12.3

AVAILABLE SEAT MILES (000)	2,477,524	2,565,541	-3.4
Domestic	2,372,179	2,475,647	-4.2
International	105,345	89,894	17.2

LOAD FACTOR (%)	77.1	76.5	0.6	PTS
ENPLANEMENTS	1,752,688	1,800,235	-2.6

QUARTER ENDING	2006	2005	% Change

REVENUE PSGR MILES (000)	5,618,165	5,870,086	-4.3
Domestic	5,436,697	5,692,775	-4.5
International	181,468	177,311	2.3

AVAILABLE SEAT MILES (000)	7,208,287	7,570,900	-4.8
Domestic	6,968,351	7,340,199	-5.1
International	239,936	230,701	4.0

LOAD FACTOR (%)	77.9	77.5	0.4	PTS
ENPLANEMENTS	5,160,522	5,404,373	-4.5

YEAR ENDING	2006	2005	% Change

REVENUE PSGR MILES (000)	23,556,827	24,260,292	-2.9
Domestic	22,794,848	23,375,429	-2.5
International	761,979	884,863	-13.9

AVAILABLE SEAT MILES (000)	29,555,004	30,502,917	-3.1
Domestic	28,580,141	29,353,344	-2.6
International	974,863	1,149,573	-15.2

LOAD FACTOR (%)	79.7	79.5	0.2	PTS
ENPLANEMENTS	21,259,939	22,129,869	-3.9

US Airways Mainline

	2006	2005	% Change

REVENUE PSGR MILES (000)	2,992,337	2,632,795	13.7
Domestic	2,269,057	1,952,592	16.2
International	723,280	680,203	6.3

AVAILABLE SEAT MILES (000)	3,977,206	3,723,296	6.8
Domestic	3,009,391	2,765,401	8.8
International	967,815	957,895	1.0

LOAD FACTOR (%)	75.2	70.7	4.5	PTS
ENPLANEMENTS	2,941,541	2,665,210	10.4

QUARTER ENDING	2006	2005	% Change

REVENUE PSGR MILES (000)	9,010,618	8,265,770	9.0
Domestic	6,822,493	6,105,389	11.7
International	2,188,125	2,160,381	1.3

AVAILABLE SEAT MILES (000)	11,754,797	11,290,460	4.1
Domestic	8,829,564	8,401,374	5.1
International	2,925,233	2,889,086	1.3

LOAD FACTOR (%)	76.7	73.2	3.5	PTS
ENPLANEMENTS	8,995,178	8,512,568	5.7

YEAR ENDING	2006	2005	% Change

REVENUE PSGR MILES (000)	37,125,693	38,894,959	-4.5
Domestic	26,865,975	28,497,856	-5.7
International	10,259,718	10,397,103	-1.3

AVAILABLE SEAT MILES (000)	47,428,518	51,518,447	-7.9
Domestic	34,018,685	38,183,823	-10.9
International	13,409,833	13,334,624	0.6

LOAD FACTOR (%)	78.3	75.5	2.8	PTS
ENPLANEMENTS	36,082,747	39,977,337	-9.7

US Airways Express
Piedmont Airlines, PSA
Airlines & US Airways’
MidAtlantic Division*

	2006	2005	% Change

REVENUE PSGR MILES (000)	190,192	264,507	-28.1
Domestic (includes Caribbean)	190,192	264,507	-28.1

AVAILABLE SEAT MILES (000)	297,399	436,934	-31.9
Domestic (includes Caribbean)	297,399	436,934	-31.9

LOAD FACTOR (%)	64.0	60.5	3.5	PTS
ENPLANEMENTS (includes Caribbean)	636,885	730,262	-12.8

QUARTER ENDING	2006	2005	% Change

REVENUE PSGR MILES (000)	598,072	849,550	-29.6
Domestic	598,072	849,550	-29.6

u AVAILABLE SEAT MILES (000)	903,995	1,352,050	-33.1
Domestic	903,995	1,352,050	-33.1

LOAD FACTOR (%)	66.2	62.8	3.4	PTS
ENPLANEMENTS	2,041,447	2,332,068	-12.5

YEAR ENDING	2006	2005	% Change

REVENUE PSGR MILES (000)	2,685,947	3,498,926	-23.2
Domestic	2,685,947	3,498,926	-23.2

AVAILABLE SEAT MILES (000)	3,944,702	5,543,488	-28.8
Domestic	3,944,702	5,543,488	-28.8

LOAD FACTOR (%)	68.1	63.1	5.0	PTS
ENPLANEMENTS	8,757,245	9,472,806	-7.6
*	US Airways Express also includes data for US Airways’ MidAtlantic division through May 27, 2006
Integration Update
     US Airways is also providing a brief update on the integration process between US Airways and America West. Listed below are major accomplishments or announcements from the month of December:
•	Reached a final labor agreement, including transition items, with the Transport Workers Union (TWU), representing about 150 dispatchers.

•	Successfully implemented new front-end reservations software at five stations in preparation for the transition to one reservations system in 2007. The remaining stations are set to have the new front end software by the end of January.

     America West and US Airways report combined operational performance numbers to the Department of Transportation. For the month of December 2006, US Airways will report a domestic on-time performance of 70.9 percent and a completion factor of 98.5 percent.
     US Airways is the fifth largest domestic airline employing nearly 35,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,800 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The new US Airways — the product of a merger between America West and US Airways in September 2005 — is a member of the Star Alliance, which provides connections for our customers to 841 destinations in 157 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
FORWARD-LOOKING STATEMENTS
     Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports; weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended Sept. 30, 2006, which is available at www.usairways.com.
-LCC-